UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005

ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0057842 (I.R.S. Employer Identification No.)
2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01 Regulation FD Disclosure.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On October 31, 2005, Edward J. McCluskey notified Alliance Semiconductor Corporation (the “Company”) of his decision to resign as a director of the Company effective immediately for reasons unrelated to the Company’s business.
Item 7.01 Regulation FD Disclosure.
On November 1, 2005, the Board of Directors updated the committee appointments of the independent directors of the Company to reflect the following committee compositions, effective immediately:

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee
J. Michael Gullard (Chairman)	Alan B. Howe	Bob D’Agostino
Alan B. Howe	Bryant R. Riley (Chairman)	Bryant R. Riley (Chairman)
Bob D’Agostino
On November 1, 2005, the Board of Directors also formed a new committee with the following composition, effective immediately:
Strategic Committee
J. Michael Gullard
Alan B. Howe
Bryant R. Riley (Chairman)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: November 1, 2005	By:	/s/ N. Damodar Reddy
N. Damodar Reddy
Chairman of the Board, President, Chief Executive Officer and Interim Chief Financial Officer